UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 5, 2007
__________________________
EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-13115 (Commission File Number)	36-4151656 (IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13625 (Commission File Number)	36-4156801 (IRS Employer Identification No.)

Two North Riverside Plaza Suite 2100, Chicago, Illinois (Address of principal executive offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On February 5, 2007, Equity Office Properties Trust, a Maryland real estate investment trust (the “Company”), EOP Operating Limited Partnership, a Delaware limited partnership (“EOP”), Blackhawk Parent LLC, a Delaware limited liability company (“Parent”), Blackhawk Acquisition Trust, a Maryland real estate investment trust and a wholly-owned subsidiary of Parent (“MergerCo”), and Blackhawk Acquisition L.P., a Delaware limited partnership whose general partner is MergerCo (“Merger Partnership”), entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 19, 2006 (as amended, the “Merger Agreement”), by and among the Company, EOP, Parent, MergerCo and Merger Partnership. Parent, MergerCo and Merger Partnership are affiliates of Blackstone Real Estate Partners, an affiliate of The Blackstone Group.
     The Amendment provides for, among other things, (i) an increase in the merger consideration to be paid for each common share of beneficial interest, par value $0.01 per share, of the Company issued and outstanding immediately prior the effective time of the merger from $54.00 to $55.50 per share, payable in cash, without interest, and (ii) an increase in the merger consideration to be paid for each Class A unit of EOP from $54.00 to $55.50 per unit, payable in cash, without interest, in each case subject to the terms and conditions set forth in the Merger Agreement. In addition, the Amendment increases the stated liquidation preference of Class H preferred units, which are to be received by those limited partners of EOP that have previously properly elected to receive such units in lieu of the cash merger consideration, from $54.00 per unit to $55.50 per unit. In addition, the Amendment provides for an increase in the Company Termination Fee (as defined in the Merger Agreement) from $500 million to $720 million. For a description of the circumstances in which the Company Termination Fee would be payable by the Company, see the section entitled “The Merger Agreement — Termination Fee and Expenses” beginning on page 75 of the Company’s definitive proxy statement dated December 29, 2006 and filed with the Securities Exchange Commission (the “SEC”) on December 29, 2006. The other material terms of the Merger Agreement remain unchanged by the Amendment.
     The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.
Item 8.01. Other Events.
     Before the market opened on February 6, 2007, the Company issued a press release announcing the execution and delivery of the Amendment. In the press release, the Company also announced that (i) its Board of Trustees has unanimously approved the Amendment and recommended that the shareholders vote to approve the merger and the Merger Agreement, (ii) the special meeting of its shareholders to vote on the merger and the Merger Agreement is scheduled to be reconvened at 11:00 a.m. (CST) on February 7, 2007 at the Civic Opera Building, 20 North Wacker Drive, Suite 631, Chicago, Illinois and (iii) completion of the transactions contemplated by the Merger Agreement is currently expected to occur on or about February 9, 2007, subject to the approval of the Company’s shareholders and the satisfaction or waiver of the other closing conditions. A copy of the press release is attached hereto as Exhibit 99.1. Additional background information regarding the proposed merger and the Board of Trustees’ reasons for approval of the Amendment and its recommendation to the Company’s shareholders are further described in a third supplement to the Company’s definitive proxy statement, dated December 29, 2006, as previously supplemented. A copy of the third supplement to the proxy statement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
Additional Information About the Merger and Where to Find It

In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement and proxy statement supplements with the SEC. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement, the proxy statement supplements and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com.
Participants in the Solicitation
Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed merger transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the definitive proxy statement and proxy statement supplements relating to the proposed merger transactions described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Amendment No. 3 to the Agreement and Plan of Merger, dated as of February 5, 2007, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Blackhawk Parent LLC, Blackhawk Acquisition Trust and Blackhawk Acquisition L.P.

99.1	Press Release dated February 6, 2007

99.2	Third Supplement to Proxy Statement dated February 6, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: February 6, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
By:	EQUITY OFFICE PROPERTIES TRUST, its general partner

Date: February 6, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Amendment No. 3 to the Agreement and Plan of Merger, dated as of February 5, 2007, by and among Equity Office Properties Trust, EOP Operating Limited Partnership, Blackhawk Parent LLC, Blackhawk Acquisition Trust and Blackhawk Acquisition L.P.

99.1	Press Release dated February 6, 2007

99.2	Third Supplement to Proxy Statement dated February 6, 2007